As filed with the Securities and Exchange Commission on January 4, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22396

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman High Yield Strategies Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Neuberger Berman
High Yield Strategies
Fund Inc.

Annual Report
October 31, 2012

Contents

PRESIDENT'S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	7

FINANCIAL STATEMENTS	19

FINANCIAL HIGHLIGHTS/PER SHARE DATA	31

Report of Independent Registered Public Accounting Firm	33

Distribution Reinvestment Plan	34

Directory	36

Directors and Officers	37

Proxy Voting Policies and Procedures	46

Quarterly Portfolio Schedule	46

Recent Market Conditions	46

Report of Votes of Shareholders	48

Board Consideration of the Management and Sub-Advisory Agreements	49

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service  marks of Neuberger Berman Management LLC.© 2012 Neuberger Berman Management LLC. All rights reserved.

President's Letter
Dear Shareholder,

I am pleased to present the annual report for Neuberger Berman High Yield Strategies Fund Inc. for the 12 months ended October 31, 2012. The report includes a portfolio commentary, a listing of the Fund's investments and its audited financial statements for the reporting period. The Fund seeks high total return (income plus capital appreciation). To pursue that objective, we have assembled a portfolio that consists primarily of high yield debt securities.

I would like to provide an update on the Fund's tender offer activity. The Fund adopted a tender offer program under which if its common shares traded at an average daily discount to net asset value per share ("NAV") of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expires. On April 20, 2012, the Fund announced the fourth and last measurement period under its tender offer program. This measurement period commenced on April 23, 2012 and ended on July 16, 2012. For the 12-week measurement period, the Fund traded at an average daily premium to NAV and, accordingly, was not required to conduct a tender offer.

Thank you for your confidence in the Fund. We will do our best to continue earning your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman High Yield Strategies Fund Inc.

High Yield Strategies Fund Inc. Portfolio Commentary (Unaudited)

Neuberger Berman High Yield Strategies Fund Inc. generated a 17.24% total return on a net asset value ("NAV") basis for the 12 months ended October 31, 2012 and outperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 13.15% return for the period. The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was beneficial for performance as well.

The high yield market posted a strong return during the reporting period. Supporting the market were generally positive fundamentals as corporate earnings were typically solid and balance sheets were often flush with cash. Sentiment for the high yield market was also boosted by relatively low defaults. Against this backdrop, demand was mostly robust as investors looked to generate yield in what appears to be an extended period of extremely low interest rates. Overall, the high yield market outperformed equal-duration Treasuries and lower-quality securities performed better than their higher-rated counterparts. For the 12 months ended October 31, 2012, CCC-rated (a relatively low rating) securities in the benchmark and BB-rated (rated higher) securities returned 15.23% and 12.97%, respectively.

For the Fund, sector positioning detracted from relative performance during the reporting period. In particular, underweights, relative to the benchmark, in banking, real estate/homebuilders and insurance were negative for results. This was partially offset by our overweights in printing/publishing and media-broadcast, along with an underweight in aerospace/defense. On the upside, security selection in aggregate was beneficial for the Fund's performance relative to the index. The largest contributions came from our holdings in the telecommunications, technology/electronics and packaging sectors. This was somewhat mitigated by security selection in the utilities, chemicals and energy sectors.

The Fund's quality biases produced mixed results during the reporting period. While an overweight to BB-rated issues and a slight underweight to CCC-rated securities detracted from relative performance, this was offset by security selection in B-rated issues.

We made several adjustments to the portfolio during the reporting period. From a sector perspective, we increased the portfolio's exposures to energy, technology and health care. In contrast, we reduced the portfolio's exposures to utilities, diversified financials and automotive. From a quality perspective, we added to the portfolio's allocation to B-rated issues.

As previously mentioned, the use of leverage enhanced the Fund's performance during the reporting period. Conversely, the Fund's use of derivatives detracted from performance during the fiscal year.

We continue to have a positive outlook for the high yield market as, in our view, many of the factors supporting the market over the last 12 months remain in place. From a fundamentals perspective, we find that corporate balance sheets are generally solid and earnings remain respectable. We also believe the economy will continue expanding at a modest pace, which could keep inflation in check. Furthermore, many corporations have taken advantage of extremely low borrowing costs to extend their maturities at very favorable rates. We believe this will result in below-average high yield defaults in 2013.

In terms of market technicals, we anticipate ongoing robust supply. However, we feel that much of this will continue to be driven by refinancing activity. We anticipate that investor demand will remain strong given the low interest rate environment. That being said, there could be periods of volatility given numerous macro issues, including the upcoming fiscal cliff and ongoing issues in Europe.

Sincerely,

Ann Benjamin, Tom O'Reilly, Russ Covode,
Portfolio Co-Managers

The portfolio composition, industries and holdings of the Fund are subject to change.

TICKER SYMBOL

High Yield Strategies Fund	NHS

PORTFOLIO BY MATURITY
DISTRIBUTION

(as a % of Total Investments)
Less than One Year	0.3%
One to less than Five Years	22.9
Five to less than Ten Years	70.6
Ten Years or Greater	6.2
Total	100.0%
PERFORMANCE HIGHLIGHTS1

	Inception	Average Annual Total Return Ended 10/31/2012
	Date	1 Year	5 Years	Life of Fund
At NAV2	07/28/2003	17.24%	11.74%	11.26%
At Market Price3	07/28/2003	13.68%	14.01%	10.83%
Index
BofA Merrill Lynch U.S. High Yield Master II Constrained Index4		13.15%	9.28%	9.02%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund shares.

Investment return and market price will fluctuate and common shares may trade at prices below NAV. Common shares, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not waived a portion of its investment management fees during the periods shown. Please see Note B in the Notes to Financial Statements for specific information regarding fee waiver arrangements.

Endnotes (Unaudited)

1  The performance information for periods prior to August 6, 2010 is that of Neuberger Berman High Yield Strategies Fund, a predecessor to the Fund.

2  Returns based on the net asset value ("NAV") of the Fund.

3  Returns based on the market price of Fund common shares on the NYSE MKT.

4  Please see "Glossary of Index" starting on page 6 for a description of the index. Please note that the index does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of the index are prepared or obtained by Management and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in the described index and/or may not invest in all securities included in the described index.

For more complete information on Neuberger Berman High Yield Strategies Fund Inc., call Management at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Index (Unaudited)

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:
An unmanaged market value-weighted index of all domestic and Yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Qualifying bonds must have at least one year remaining to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer does not exceed 2%.

Schedule of Investments High Yield Strategies Fund Inc.

PRINCIPAL AMOUNT		VALUE†
Bank Loan Obligationsµ (10.6%)

Automotive (1.3%)
$2,977,932	Chrysler Automotive, Term Loan B, 6.00%, due 5/24/17	$3,039,545
625,000	Navistar International, Term Loan B, 7.00%, due 8/15/17	626,563	¢^^
		3,666,108

Building & Development (1.0%)
2,745,000	Realogy Corporation, Term Loan, 4.46%, due 10/10/16	2,737,643
Business Equipment & Services (0.7%)
1,105,000	Ceridian Corp., Term Loan, 5.96%, due 5/9/17	1,100,856
905,101	Monitronics, Term Loan, 5.50%, due 3/23/18	909,627
		2,010,483
Ecological Services & Equipment (0.4%)
980,000	ADS Waste Holdings, Inc., Term Loan B, 5.25%, due 9/28/19	988,820	¢^^
Electronics—Electrical (0.3%)
770,122	Sophia LP, Term Loan, 6.25%, due 7/19/18	778,978
Financial Intermediaries (1.1%)
777,007	First Data Corporation, Term Loan, 5.21%, due 3/24/17	763,410
2,148,000	Springleaf, Term Loan, 5.50%, due 5/10/17	2,117,391
		2,880,801
Health Care (1.3%)
1,099,380	EMS, Term Loan, 5.25%, due 5/25/18	1,107,031
1,270,400	Pharmaceutical Product Development, Inc., Term Loan, 6.25%, due 12/5/18	1,286,598
1,269,810	United Surgical Partners, Term Loan B, 6.00%, due 4/3/19	1,280,387
		3,674,016
Lodging & Casinos (2.9%)
4,290,774	Ceasers Entertainment Operating Co., Term Loan B5, 4.46%, due 1/28/18	3,706,628	¢^^
2,849,000	Graton Resort & Casino, Term Loan B, 9.00%, due 8/3/18	2,908,345
1,496,823	Station Casinos, Term Loan B-2, 4.21%, due 6/17/16	1,427,595
		8,042,568
Nonferrous Metals—Minerals (0.3%)
753,113	Arch Coal, Term Loan, 5.75%, due 5/16/18	759,032
Oil & Gas (0.4%)
1,104,408	Chesapeake Energy, Term Loan B, 8.50%, due 12/2/17	1,105,468
Publishing (0.3%)
1,041,400	Cengage Learning, Term Loan B1, 5.72%, due 7/31/17	944,633
Radio & Television (0.2%)
555,000	Clear Channel, Term Loan A, 3.61%, due 7/30/14	537,357

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. cont'd

PRINCIPAL AMOUNT		VALUE†
Retailers (Except Food & Drug) (0.4%)
$959,000	Amscan Holdings, Inc., Term Loan, 5.75%, due 7/27/19	$967,151
	Total Bank Loan Obligations (Cost $28,553,735)	29,093,058

Corporate Debt Securities (125.9%)
Airlines (1.2%)
1,085,000	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	1,135,181	ñ
1,271,000	United Airlines, Inc., Senior Secured Notes, 9.88%, due 8/1/13	1,296,420	ñ
765,439	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	885,996
		3,317,597
Automakers (0.9%)
945,000	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	1,326,543
845,000	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	1,173,494
		2,500,037
Banking (3.4%)
2,470,000	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	2,712,662
185,000	Ally Financial, Inc., Subordinated Notes, 8.00%, due 12/31/18	208,819
4,080,000	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	4,865,808
820,000	Ally Financial, Inc., Guaranteed Notes, 7.50%, due 9/15/20	966,575
486,000	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 11/1/31	578,340
		9,332,204
Building & Construction (0.8%)
650,000	Beazer Homes USA, Inc., Guaranteed Notes, 9.13%, due 5/15/19	682,500
965,000	D.R. Horton, Inc., Guaranteed Notes, 4.38%, due 9/15/22	967,413
490,000	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 1/15/21	568,400
		2,218,313
Building Materials (2.1%)
905,000	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	990,579
310,000	Ply Gem Industries, Inc., Senior Secured Notes, 8.25%, due 2/15/18	330,925
1,990,000	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	2,174,075
2,050,000	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	2,234,500	ñ
		5,730,079
Chemicals (4.7%)
485,000	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	546,838
1,530,000	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	1,740,375
725,000	LyondellBasell Industries NV, Senior Unsecured Notes, 6.00%, due 11/15/21	838,281
3,935,000	Momentive Performance Materials, Inc., Senior Secured Notes, 10.00%, due 10/15/20	3,777,600	ñ
4,640,000	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	3,201,600
2,835,000	MPM Escrow LLC/MPM Finance Escrow Corp., Senior Secured Notes, 8.88%, due 10/15/20	2,778,300	ñ
		12,882,994
Computer Hardware (0.6%)
1,505,000	Seagate HDD Cayman, Guaranteed Notes, 7.00%, due 11/1/21	1,572,725

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. cont'd

PRINCIPAL AMOUNT		VALUE†
Consumer—Commercial Lease Financing (4.3%)
$1,915,000	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	$2,135,225	ñ
3,160,000	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	3,369,350	ñ
2,340,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	2,732,301
1,240,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	1,460,100
1,965,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	2,117,781
		11,814,757
Consumer Products (0.1%)
365,000	Alphabet Holding Co., Inc., Senior Unsecured Notes, 7.75%, due 11/1/17	368,194	ñc
Department Stores (2.4%)
7,069,000	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	6,609,515
Electric—Generation (2.9%)
572,000	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	606,320	ñØØ
670,000	Calpine Corp., Senior Secured Notes, 7.88%, due 7/31/20	733,650	ñØØ
565,000	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	617,263
2,045,000	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	2,254,612
3,315,000	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	3,629,925	ØØ
		7,841,770
Electric—Integrated (0.7%)
1,735,000	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	1,932,358	ñ
Electronics (3.1%)
1,775,000	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	1,730,625
4,510,125	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	4,431,198	c
1,230,000	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	1,303,800	ñ
935,000	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	1,000,450	ñ
		8,466,073
Energy—Exploration & Production (13.3%)
1,535,000	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	1,629,019
170,000	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 8/15/18	178,500
1,250,000	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	1,331,250
1,080,000	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	1,134,000
1,870,000	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	1,893,375
1,025,000	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 7.75%, due 9/1/22	1,060,875	ñ
4,107,000	Everest Acquisition LLC, Senior Unsecured Notes, 9.38%, due 5/1/20	4,538,235	ñ
3,895,000	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	3,661,300	ØØ
1,460,000	Forest Oil Corp., Guaranteed Notes, 7.50%, due 9/15/20	1,492,850	ñ
2,205,000	Linn Energy LLC, Guaranteed Notes, 6.25%, due 11/1/19	2,205,000	ñ
1,255,000	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	1,372,656
2,190,000	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	2,337,825
930,000	Plains Exploration & Production Co., Guaranteed Notes, 7.63%, due 6/1/18	985,800
85,000	Plains Exploration & Production Co., Guaranteed Notes, 6.13%, due 6/15/19	84,788
845,000	Plains Exploration & Production Co., Guaranteed Notes, 8.63%, due 10/15/19	931,612
1,525,000	Plains Exploration & Production Co., Guaranteed Notes, 6.50%, due 11/15/20	1,525,000
805,000	Plains Exploration & Production Co., Guaranteed Notes, 6.63%, due 5/1/21	805,000
2,710,000	Plains Exploration & Production Co., Guaranteed Notes, 6.75%, due 2/1/22	2,723,550
1,430,000	Plains Exploration & Production Co., Guaranteed Notes, 6.88%, due 2/15/23	1,428,212
1,805,000	SandRidge Energy, Inc., Guaranteed Notes, 8.00%, due 6/1/18	1,895,250	ñ
645,000	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	667,575	ñ
2,330,000	WPX Energy, Inc., Senior Unsecured Notes, 6.00%, due 1/15/22	2,493,100
		36,374,772

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. cont'd

PRINCIPAL AMOUNT		VALUE†
Food & Drug Retailers (1.1%)
$675,000	Rite Aid Corp., Guaranteed Notes, 9.50%, due 6/15/17	$693,562
560,000	Rite Aid Corp., Secured Notes, 10.25%, due 10/15/19	639,800
1,442,000	Rite Aid Corp., Senior Secured Notes, 8.00%, due 8/15/20	1,656,858
		2,990,220
Gaming (7.0%)
1,155,000	Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., Guaranteed Notes, 8.38%, due 2/15/18	1,180,987	ñ
465,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.13%, due 2/1/16	454,538
725,000	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	773,938
1,090,000	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	1,160,850	ñ
250,271	CityCenter Holdings LLC, Secured Notes, 10.75%, due 1/15/17	264,662	c
3,085,000	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	3,281,669	ñ
975,000	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	1,033,500
730,000	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	813,950
1,775,000	MGM Resorts Int'l, Guaranteed Notes, 6.75%, due 10/1/20	1,761,687	ñ
3,655,000	MGM Resorts Int'l, Guaranteed Notes, 7.75%, due 3/15/22	3,778,356	ØØ
400,000	Mohegan Tribal Gaming Authority, Secured Notes, 10.50%, due 12/15/16	377,000	ñ
1,920,000	Mohegan Tribal Gaming Authority, Guaranteed Notes, 11.00%, due 9/15/18	1,423,200	ñ
890,979	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	964,485
1,090,000	Seminole Indian Tribe of Florida, Notes, 7.75%, due 10/1/17	1,188,100	ñ
691,000	Wynn Las Vegas LLC, 1st Mortgage, 7.75%, due 8/15/20	775,647
		19,232,569
Gas Distribution (8.0%)
25,000	Access Midstream Partner L.P., Guaranteed Notes, 5.88%, due 4/15/21	26,000
1,740,000	Access Midstream Partner L.P., Guaranteed Notes, 6.13%, due 7/15/22	1,840,050
1,710,000	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	1,838,250
1,825,000	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	1,982,406
970,000	El Paso Corp., Senior Unsecured Notes, 7.00%, due 6/15/17	1,108,260
225,000	El Paso Corp., Senior Unsecured Notes, 7.25%, due 6/1/18	259,797
1,145,000	El Paso Corp., Senior Unsecured Global Medium-Term Notes, 7.75%, due 1/15/32	1,366,437
1,315,000	El Paso Energy Corp., Senior Unsecured Global Medium-Term Notes, 7.80%, due 8/1/31	1,565,062
2,700,000	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	3,071,250	ØØ
1,990,000	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	2,129,300
665,000	Kinder Morgan Finance Co., Guaranteed Notes, 5.70%, due 1/5/16	727,994
2,505,000	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	2,680,350
1,360,000	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	1,462,000
958,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.50%, due 10/1/18	1,029,850	ñ
662,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	708,340	ñ
		21,795,346
Health Facilities (5.9%)
2,455,000	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	2,547,062
695,000	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	695,000
4,000,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	4,040,000
545,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	515,025
630,000	DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	658,350
230,000	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	254,150
2,090,000	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	2,278,100
2,225,000	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	2,486,438
1,890,000	United Surgical Partners Int'l, Inc., Guaranteed Notes, 9.00%, due 4/1/20	2,069,550
470,000	Universal Health Services, Inc., Senior Secured Notes, 7.13%, due 6/30/16	532,275
		16,075,950

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. cont'd

PRINCIPAL AMOUNT		VALUE†
Hotels (0.3%)
$670,000	Host Hotels & Resorts L.P., Unsubordinated Notes, Ser. W, 5.88%, due 6/15/19	$737,000
180,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 6.00%, due 10/1/21	208,800
		945,800
Investments & Misc. Financial Services (2.3%)
3,680,000	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	3,845,600
980,000	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	1,053,500
1,310,000	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	1,408,250	ñ
		6,307,350
Leisure (0.5%)
1,155,000	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	1,306,594
Machinery (1.5%)
2,655,000	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	3,119,625
910,000	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	1,021,475
		4,141,100
Media—Broadcast (5.1%)
685,000	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	775,763
4,075,000	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.50%, due 9/15/14	3,810,125
1,100,000	Clear Channel Communications, Inc., Guaranteed Notes, 10.75%, due 8/1/16	814,000
3,215,000	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	3,142,662
1,330,000	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	1,509,550	ñ
1,080,000	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,104,300	ñ
375,000	Univision Communications, Inc., Senior Secured Notes, 7.88%, due 11/1/20	397,500	ñ
1,160,000	Univision Communications, Inc., Guaranteed Notes, 8.50%, due 5/15/21	1,165,800	ñ
1,095,000	XM Satellite Radio, Inc., Guaranteed Notes, 7.63%, due 11/1/18	1,209,975	ñ
		13,929,675
Media—Cable (5.6%)
210,000	CCO Holdings LLC, Guaranteed Notes, 7.88%, due 4/30/18	226,800
70,000	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	75,250
1,040,000	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	1,170,000
270,000	Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	273,375	ñ
2,020,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 8.63%, due 11/15/17	2,161,400	ñ
270,000	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	312,525
2,280,000	CSC Holdings LLC, Senior Unsecured Notes, 6.75%, due 11/15/21	2,536,500	ñ
485,000	DISH DBS Corp., Guaranteed Notes, 7.75%, due 5/31/15	545,625
3,265,000	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	3,636,394
3,605,000	DISH DBS Corp., Guaranteed Notes, 5.88%, due 7/15/22	3,785,250
530,000	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	592,275
		15,315,394
Media—Services (1.9%)
650,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 9.25%, due 12/15/17	697,125
450,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	428,625
3,320,000	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	3,656,150
135,000	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	148,331
330,000	WMG Acquisition Corp., Senior Secured Notes, 6.00%, due 1/15/21	330,825	ñØ
		5,261,056

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. cont'd

PRINCIPAL AMOUNT		VALUE†
Medical Products (1.4%)
$970,000	Biomet, Inc., Guaranteed Notes, 6.50%, due 8/1/20	$1,001,525	ñ
410,000	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	436,137	ñ
1,520,000	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	1,702,400	ñ
645,000	Hologic, Inc., Guaranteed Notes, 6.25%, due 8/1/20	683,700	ñ
		3,823,762
Metals—Mining Excluding Steel (4.3%)
625,000	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 10/1/20	553,125
550,000	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 6/15/21	485,375
4,870,000	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	4,918,700	ñ
1,385,000	FMG Resources (August 2006) Pty Ltd., Senior Unsecured Notes, 6.00%, due 4/1/17	1,329,600	ñ
1,490,000	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 8.25%, due 11/1/19	1,490,000	ñ
2,005,000	FMG Resources (August 2006) Pty Ltd., Senior Unsecured Notes, 6.88%, due 4/1/22	1,884,700	ñ
1,200,000	Peabody Energy Corp., Guaranteed Notes, 6.00%, due 11/15/18	1,245,000
		11,906,500
Packaging (6.9%)
2,300,000	Berry Plastics Corp., Secured Notes, 9.50%, due 5/15/18	2,501,250	ØØ
5,055,000	Berry Plastics Corp., Secured Notes, 9.75%, due 1/15/21	5,737,425
1,040,000	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	1,190,800
950,000	Reynolds Group Issuer, Inc, Guaranteed Notes, 8.50%, due 5/15/18	945,250
1,970,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	2,137,450
3,060,000	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.88%, due 8/15/19	3,205,350
2,205,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	2,227,050	ñ
905,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	961,562
		18,906,137
Pharmaceuticals (2.7%)
935,000	Endo Pharmaceuticals Holdings, Inc., Guaranteed Notes, 7.00%, due 7/15/19	1,009,800
540,000	Jaguar Holding Co., Senior Notes, 9.38%, due 10/15/17	548,100	ñc
1,445,000	Jaguar Holding Co., Senior Unsecured Notes, 9.50%, due 12/1/19	1,614,787	ñ
630,000	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	675,675	ñ
365,000	Valeant Pharmaceuticals Int'l, Senior Notes, 6.38%, due 10/15/20	384,163	ñ
3,080,000	VPI Escrow Corp., Guaranteed Notes, 6.38%, due 10/15/20	3,241,700	ñ
		7,474,225
Printing & Publishing (6.4%)
2,965,000	Cengage Learning Acquisitions, Inc., Senior Secured Notes, 11.50%, due 4/15/20	3,179,962	ñ
920,000	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	1,023,500
2,180,000	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	2,378,925
885,000	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 8.60%, due 8/15/16	964,650
	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%,
5,720,000	due 5/15/18	5,684,250
2,755,000	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	2,837,650
1,355,000	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	1,334,675
		17,403,612
Real Estate Dev. & Mgt. (0.4%)
1,005,000	Realogy Corp., Senior Secured Notes, 7.63%, due 1/15/20	1,128,113	ñ

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. cont'd

PRINCIPAL AMOUNT		VALUE†
Software—Services (4.1%)
$820,000	Fidelity National Information Services, Inc., Guaranteed Notes, 7.88%, due 7/15/20	$916,350
3,435,000	First Data Corp., Guaranteed Notes, 11.25%, due 3/31/16	3,357,712	ØØ
1,055,000	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	1,091,925	ñ
1,405,000	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	1,405,000	ñ
1,420,000	Sophia, L.P., Guaranteed Notes, 9.75%, due 1/15/19	1,517,625	ñ
1,810,000	SunGard Data Systems, Inc., Guaranteed Notes, 6.63%, due 11/1/19	1,825,838	ñØ
515,000	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	559,419
505,000	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	537,825
		11,211,694
Specialty Retail (2.5%)
685,000	PC Merger Sub, Inc., Senior Notes, 8.88%, due 8/1/20	727,813	ñ
4,320,000	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	4,671,000
1,358,000	Toys "R" Us Property Co. II LLC, Senior Secured Notes, 8.50%, due 12/1/17	1,458,152
		6,856,965
Steel Producers—Products (1.5%)
920,000	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	916,951
3,060,000	ArcelorMittal, Senior Unsecured Notes, 5.50%, due 8/5/20	2,951,248
210,000	ArcelorMittal, Senior Unsecured Notes, 5.75%, due 3/1/21	202,765
		4,070,964
Support—Services (2.1%)
2,205,000	ADS Waste Holdings, Inc., Senior Notes, 8.25%, due 10/1/20	2,282,175	ñ
730,000	HDTFS, Inc., Guaranteed Notes, 5.88%, due 10/15/20	737,300	ñ
990,000	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	1,116,225
1,240,000	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	1,091,200	ñ
570,000	RSC Equipment Rental, Inc., Senior Unsecured Notes, 8.25%, due 2/1/21	629,850
		5,856,750
Telecom—Integrated Services (9.1%)
460,000	CenturyLink, Inc., Senior Unsecured Notes, Ser. S, 6.45%, due 6/15/21	504,290
3,655,000	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	3,901,712
1,030,000	Integra Telecom Holdings, Inc., Senior Secured Notes, 10.75%, due 4/15/16	1,050,600	ñ
4,163,290	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	4,381,863	c
670,000	Intelsat Jackson Holdings SA, Guaranteed Notes, 8.50%, due 11/1/19	752,075
355,000	Level 3 Communications, Inc., Senior Unsecured Notes, 8.88%, due 6/1/19	372,750	ñ
1,370,000	Level 3 Financing, Inc., Guaranteed Notes, 8.13%, due 7/1/19	1,462,475
1,225,000	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	1,335,250
1,280,000	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	1,379,200
510,000	PAETEC Holding Corp., Guaranteed Notes, 9.88%, due 12/1/18	582,675
1,475,000	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	1,557,998
500,000	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	598,014
1,874,000	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	1,883,370
715,000	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	796,331
65,000	Windstream Corp., Guaranteed Notes, 7.00%, due 3/15/19	66,544
460,000	Windstream Corp., Guaranteed Notes, 7.75%, due 10/15/20	495,650
1,610,000	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	1,740,813
2,065,000	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	2,188,900
		25,050,510

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. cont'd

PRINCIPAL AMOUNT		VALUE†
Telecom—Wireless (4.8%)
$3,500,000	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	$3,727,500	ñ
570,000	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	592,800	ñ
2,245,000	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	2,295,512	ØØ
1,975,000	Sprint Capital Corp., Guaranteed Notes, 8.75%, due 3/15/32	2,330,500
475,000	Sprint Nextel Corp., Guaranteed Notes, 9.00%, due 11/15/18	586,625	ñ
1,147,000	Sprint Nextel Corp., Guaranteed Notes, 7.00%, due 3/1/20	1,330,520	ñ
410,000	Wind Acquisition Finance SA, Senior Secured Notes, 7.25%, due 2/15/18	399,750	ñ
2,035,000	Wind Acquisition Finance SA, Senior Secured Notes, 7.25%, due 2/15/18	1,973,950	ñ
		13,237,157
	Total Corporate Debt Securities (Cost $331,802,506)	345,188,831
NUMBER OF SHARES
Short-Term Investments (0.0%)
1	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1)	1
	Total Investments (136.5%) (Cost $360,356,242)	374,281,890	##
	Liabilities, less cash, receivables and other assets [(26.6%)]	(72,970,408	)±
	Liquidation Value of Perpetual Preferred Shares [(9.9%)]	(27,175,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$274,136,482

See Notes to Schedule of Investments

Notes to Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman High Yield Strategies Fund Inc. (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●  Level 1 – quoted prices in active markets for identical investments
●  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Bank Loans. Inputs used by independent pricing services to value bank loan securities include multiple broker quotes (generally Level 2 inputs).

The value of the Fund's investments in interest rate swap contracts is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the overnight index swap rate and London Interbank Offered Rate ("LIBOR") forward rate to produce the daily settlement price (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

Notes to Schedule of Investments cont'd

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2012:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3§	Total
Bank Loan Obligations^	$ —	$ 29,093,058	$ —	$ 29,093,058
Corporate Debt Securities
Airlines	—	2,431,601	885,996	3,317,597
Automakers	—	2,500,037	—	2,500,037
Banking	—	9,332,204	—	9,332,204
Building & Construction	—	2,218,313	—	2,218,313
Building Materials	—	5,730,079	—	5,730,079
Chemicals	—	12,882,994	—	12,882,994
Computer Hardware	—	1,572,725	—	1,572,725
Consumer—Commercial Lease Financing	—	11,814,757	—	11,814,757
Consumer Products	—	368,194	—	368,194
Department Stores	—	6,609,515	—	6,609,515
Electric—Generation	—	7,841,770	—	7,841,770
Electric—Integrated	—	1,932,358	—	1,932,358
Electronics	—	8,466,073	—	8,466,073
Energy—Exploration & Production	—	36,374,772	—	36,374,772
Food & Drug Retailers	—	2,990,220	—	2,990,220
Gaming	—	19,232,569	—	19,232,569
Gas Distribution	—	21,795,346	—	21,795,346
Health Facilities	—	16,075,950	—	16,075,950
Hotels	—	945,800	—	945,800
Investments & Misc. Financial Services	—	6,307,350	—	6,307,350
Leisure	—	1,306,594	—	1,306,594
Machinery	—	4,141,100	—	4,141,100
Media—Broadcast	—	13,929,675	—	13,929,675
Media—Cable	—	15,315,394	—	15,315,394

See Notes to Financial Statements

Notes to Schedule of Investments cont'd

Investments:	Level 1	Level 2	Level 3§	Total
Media—Services	$ —	$ 5,261,056	$ —	$ 5,261,056
Medical Products	—	3,823,762	—	3,823,762
Metals—Mining Excluding Steel	—	11,906,500	—	11,906,500
Packaging	—	18,906,137	—	18,906,137
Pharmaceuticals	—	7,474,225	—	7,474,225
Printing & Publishing	—	17,403,612	—	17,403,612
Real Estate Dev. & Mgt.	—	1,128,113	—	1,128,113
Software—Services	—	11,211,694	—	11,211,694
Specialty Retail	—	6,856,965	—	6,856,965
Steel Producers—Products	—	4,070,964	—	4,070,964
Support—Services	—	5,856,750	—	5,856,750
Telecom—Integrated Services	—	25,050,510	—	25,050,510
Telecom—Wireless	—	13,237,157	—	13,237,157
Total Corporate Debt Securities	—	344,302,835	885,996	345,188,831
Short-Term Investments	—	1	—	1
Total Investments	$ —	$ 373,395,894	$ 885,996	$ 374,281,890

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Beginning balance, as of 11/1/11	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 10/31/12	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/12
Investments in Securities:
Corporate Debt Securities
Airlines $922,070	$ —	$ (3,754)	$ 56,009	$ —	$ (88,329)	$ —	$ —	$ 885,996	$ 56,009
Total $922,070	$ —	$(3,754)	$ 56,009	$ —	$(88,329)	$ —	$ —	$ 885,996	$ 56,009

The Fund had no transfers between Levels 1, 2 and 3 during the year ended October 31, 2012.

See Notes to Financial Statements

Notes to Schedule of Investments cont'd

Liability Valuation Inputs
The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Interest rate swap contracts	$ —	$ (3,772,287)	$ —	$ (3,772,287)

##  At October 31, 2012, the cost of investments for U.S. federal income tax purposes was $360,360,220. Gross unrealized appreciation of investments was $16,571,899 and gross unrealized depreciation of investments was $2,650,229, resulting in net unrealized appreciation of $13,921,670 based on cost for U.S. federal income tax purposes.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2012, these securities amounted to $105,899,974 or 38.6% of net assets applicable to common shareholders.

Ø  All or a portion of this security was purchased on a when-issued basis. At October 31, 2012 these securities amounted to $2,156,663 or 0.8% of net assets applicable to common shareholders.

ØØ  All or a portion of this security is segregated in connection with obligations for interest rate swap contracts, when-issued purchase commitments and delayed delivery purchase commitments. In addition, the Fund had deposited $3,752,405 in a segregated account for interest rate swap contracts.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2012, and their final maturity dates.

c  Payment-in-kind security for which part of the income earned may be paid as additional principal.

¢  All or a portion of this security was purchased on a delayed delivery basis.

^^  All or a portion of this security has not settled as of October 31, 2012 and thus does not have an interest rate in effect. Interest rates do not take effect until settlement.

±  See Note A-10 in the Notes to Financial Statements for the Fund's open positions in derivatives at October 31, 2012.

See Notes to Financial Statements

Statement of Assets and Liabilities
Neuberger Berman
HIGH YIELD STRATEGIES FUND INC.
October 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$ 374,281,890
Deposits with brokers for open swap contracts	3,752,405
Interest receivable	6,949,894
Receivable for securities sold	16,465,506
Prepaid expenses and other assets	240,450
Total Assets	401,690,145
Liabilities
Notes payable (Note A)	82,600,000
Interest rate swaps, at value (Note A)	3,772,287
Due to custodian	745,739
Distributions payable—preferred shares	78,755
Distributions payable—common shares	14
Payable for securities purchased	12,740,912
Payable to investment manager—net (Note B)	195,429
Payable to administrator (Note B)	16,286
Interest payable	129,472
Accrued expenses and other payables	99,769
Total Liabilities	100,378,663
Perpetual Preferred Shares Series A (1,087 shares issued and outstanding) at liquidation value	27,175,000
Net Assets applicable to Common Shareholders	$ 274,136,482
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$ 294,030,813
Undistributed net investment income (loss)	352,744
Accumulated net realized gains (losses) on investments	(30,400,436)
Net unrealized appreciation (depreciation) in value of investments	10,153,361
Net Assets applicable to Common Shareholders	$ 274,136,482
Common Shares Outstanding (no par value; unlimited number of shares authorized)	19,540,585
Net Asset Value Per Common Share Outstanding	$ 14.03
*Cost of Investments	$ 360,356,242
See Notes to Financial Statements

Statement of Operations
Neuberger Berman
HIGH YIELD STRATEGIES FUND INC.
For the Year Ended October 31, 2012
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$ 27,512,238
Expenses:
Investment management fees (Note B)	2,222,484
Administration fees (Note B)	185,207
Audit fees	53,050
Basic maintenance expense (Note A)	25,000
Custodian fees (Note A)	139,339
Insurance expense	19,779
Legal fees	88,414
Shareholder reports	98,478
Stock exchange listing fees	8,272
Stock transfer agent fees	22,859
Interest expense (Note A)	1,797,013
Directors' fees and expenses	52,935
Miscellaneous	15,715
Total expenses	4,728,545
Investment management fees waived (Note B)	(130,452)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(262)
Total net expenses	4,597,831
Net investment income (loss)	$ 22,914,407
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	9,914,434
Interest rate swap contracts	(1,185,023)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	11,854,609
Interest rate swap contracts	(708,219)
Net gain (loss) on investments	19,875,801
Distributions to Preferred Shareholders	(930,664)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$ 41,859,544
See Notes to Financial Statements

Statements of Changes in Net Assets
Neuberger Berman
	HIGH YIELD STRATEGIES FUND INC.
	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$22,914,407	$25,945,352
Net realized gain (loss) on investments	8,729,411	13,754,606
Change in net unrealized appreciation (depreciation) of investments	11,146,390	(29,920,282)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(930,664)	(879,763)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	41,859,544	8,899,913
Distributions to Common Shareholders From (Note A):
Net investment income	(21,844,976)	(24,861,088)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	951,881	1,312,708
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	20,966,449	(14,648,467)
Net Assets Applicable to Common Shareholders:
Beginning of year	253,170,033	267,818,500
End of year	$274,136,482	$253,170,033
Undistributed net investment income (loss) at end of year	$352,744	$359,722
See Notes to Financial Statements

Statement of Cash Flows
Neuberger Berman
HIGH YIELD STRATEGIES FUND INC.
For the Year Ended October 31, 2012
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$41,859,544
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(402,495,315)
Proceeds from disposition of investment securities	399,033,443
Purchase/sale of short-term investment securities, net	3,438,667
Increase in net interest payable/receivable on interest rate swap contracts	(15,975)
Decrease in interest receivable	810,528
Decrease in prepaid expenses and other assets	242,657
Increase in receivable for securities sold	(11,805,920)
Increase in deposits with brokers for open swap contracts	(702,405)
Decrease in accumulated unpaid dividends on Preferred Shares	(197)
Increase in payable for securities purchased	9,601,215
Decrease in interest payable	(379)
Net amortization of discount on investments	144,376
Decrease in accrued expenses and other payables	(87,087)
Unrealized appreciation on securities	(11,854,609)
Unrealized depreciation on interest rate swap contracts	708,219
Net realized gain from investments	(9,914,434)
Net realized loss from interest rate swap contracts	1,185,023
Net cash provided by operating activities	$20,147,351
Cash flows from financing activities:
Cash distributions paid on Common Shares	(20,893,090)
Net cash used in financing activities	(20,893,090)
Net increase (decrease) in cash	(745,739)
Cash:
Beginning balance	0
Ending balance	$(745,739)
Supplemental disclosure
Cash paid for interest	$1,797,392
See Notes to Financial Statements

Notes to Financial Statements High Yield Strategies Fund Inc.
Note A—Summary of Significant Accounting Policies:

1  General: Except where otherwise indicated, information included herein is as of October 31, 2012. The Fund was organized as a Maryland corporation on March 18, 2010, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. Management is the investment manager to the Fund. Neuberger Berman Fixed Income LLC ("NBFI") is the sub-adviser to the Fund. The Fund's common shares are listed on the NYSE MKT under the symbol NHS. After the close of business on August 6, 2010, Neuberger Berman High Yield Strategies Fund ("Old NHS") merged with and into the Fund. After Old NHS merged with and into the Fund, Neuberger Berman Income Opportunity Fund Inc. ("NOX") merged with and into the Fund. The historical performance and financial statement history prior to August 6, 2010 are those of Old NHS. For periods prior to August 6, 2010, the term the "Fund" will refer to Old NHS.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Security transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended October 31, 2012 was $623,626.

4  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of October 31, 2012, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on October 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: income recognized on interest rate swaps, distributions in excess of current earnings and non-deductible restructuring costs. These reclassifications had no effect on net income, net asset value ("NAV") applicable to common shareholders or NAV per common share of the Fund. For the year ended October 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$ (1,039,279)	$ (145,745)	$ 1,185,024

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gains		Tax Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$22,775,640	$25,740,851	$ —	$ —	$ —	$ —	$ 22,775,640	$ 25,740,851

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$ —	$ —	$10,571,382	$(30,386,944)	$(78,769)	$(19,894,331)

The difference between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, delayed settlement compensation on bank loans, distribution payments, income recognized on interest rate swaps and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on November 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring In:
2015		2016		2017
$14,913,177	(1)	$10,036,834	(1)	$5,436,933

(1)  The capital loss carryforwards shown above include $14,913,177 and $4,971,059 expiring in 2015 and 2016, respectively, which were acquired on August 6, 2010 in the merger with NOX. The use of these losses to offset future gains may be limited.

During the year ended October 31, 2012, the Fund utilized capital loss carryforwards of $9,657,216.

5  Foreign Taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities net of refunds recoverable.

6  Distributions to common shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on notes and the level of Fund expenses. In an effort to maintain a stable monthly distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2012 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of the U.S. Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-8.

On October 31, 2012, the Fund declared a monthly distribution to common shareholders in the amount of $0.09 per share, payable on November 30, 2012 to shareholders of record on November 15, 2012, with an ex-date of November 13, 2012. Subsequent to October 31, 2012, the Fund declared a monthly distribution to common shareholders in the amount of $0.09 per share, payable on December 31, 2012 to shareholders of record on December 17, 2012, with an ex-date of December 13, 2012.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

8  Financial leverage: On October 22, 2003, Old NHS issued 3,600 Money Market Cumulative Preferred Shares ("MMP"), each without par value, with proceeds of $90,000,000 in a public offering. On November 13, 2008, Old NHS redeemed all 3,600 MMP at the liquidation price of $25,000 per share plus any accumulated and unpaid dividends.

In September 2008, Old NHS entered into a Master Securities Purchase Agreement and a Master Note Purchase Agreement pursuant to which it could issue privately placed notes ("Old NHS PNs") and privately placed perpetual preferred shares ("Old NHS PPS"). In November 2008, Old NHS issued Old NHS PNs with an aggregate principal value of $45,900,000 and issued 492 Old NHS PPS with an aggregate liquidation preference of $12,300,000 and used those proceeds to redeem outstanding MMP.

On August 6, 2010, each of Old NHS and NOX merged with and into the Fund. In connection with the mergers, the Fund issued 1,087 Perpetual Preferred Shares, Series A ("PPS") with an aggregate liquidation preference of $27,175,000 to preferred shareholders of Old NHS and NOX in exchange for their Old NHS PPS and NOX preferred shares. In connection with the mergers, the Fund also assumed the Old NHS PNs and the notes that NOX had previously issued ("NOX Notes"). On September 30, 2010, the Fund issued privately placed notes ("PNs" and, together with PPS, "Private Securities") with an aggregate principal value of $82,600,000 to holders of Old NHS PNs and NOX Notes in exchange for their Old NHS PNs and NOX Notes.

The PNs have a maturity date of November 2013 and the interest on the PNs is accrued daily and paid quarterly. The PPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("PPS Liquidation Value"). Distributions on the PPS are accrued daily and paid quarterly. The Old NHS PNs and the Old NHS PPS had these same terms.

For the year ended October 31, 2012, the distribution rate on the PPS ranged from 3.27% to 3.48% and the interest rate on the PNs ranged from 1.77% to 1.98%.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the PNs. The expenses are included in the interest expense that is reflected in the Statement of Operations.

The Fund may redeem PPS or prepay the PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of PPS at PPS Liquidation Value and certain expenses and/or mandatory prepayment of PNs at par plus accrued but unpaid interest and certain expenses. The holders of PPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the holders of PPS will vote separately as a class on certain matters, as required by law or the Fund's organizational documents. The holders of PPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on PPS for two consecutive years.

9  Concentration of credit risk: The Fund will normally invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers, which include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund's investment manager.

Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund's common shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

10  Derivative instruments: During the year ended October 31, 2012, the Fund's use of derivatives, as described below, was limited to interest rate swap contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest Rate Swaps: The Fund entered into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligations on the Fund's Private Securities. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. There is no guarantee that these swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2012, the Fund had outstanding interest rate swap contracts as follows:

				Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$25,000,000	March 18, 2015	1.677%	.385	%(2)	$(38,320)	$(751,431)	$(789,751)
Citibank, N.A.	25,000,000	August 9, 2015	1.120%	.437	%(3)	(38,237)	(462,266)	(500,503)
Citibank, N.A.	50,000,000	December 7, 2015	1.883%	.409	%(4)	(345,442)	(2,136,591)	(2,482,033)
						$(421,999)	$(3,350,288)	$(3,772,287)

(1)  The notional amount at period end is indicative of the volume throughout the period.

(2)  90 day LIBOR at September 14, 2012.

(3)  90 day LIBOR at August 7, 2012.

(4)  90 day LIBOR at September 5, 2012.

At October 31, 2012, the Fund had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives
	Interest Rate Risk	Statement of Assets and Liabilities Location
Interest Rate Swap Contract	$ (3,772,287)	Interest rate swaps,
Total Value	$ (3,772,287)	at value(1)

(1)  "Interest Rate Swap Contract" reflects the appreciation (depreciation) of the interest rate swap contract plus accrued interest as of October 31, 2012 which is reflected in the Statement of Assets and Liabilities under the caption "Interest rate swaps, at value."

The impact of the use of these derivative instruments on the Statement of Operations during the year ended October 31, 2012, was as follows:

Realized Gain (Loss)
	Interest Rate Risk	Statement of Operations Location
Interest Rate Swap Contract	$ (1,185,023)	Net realized gain (loss)
Total Realized Gain (Loss)	$ (1,185,023)	on: interest rate swap contracts
Change in Appreciation (Depreciation)
	Interest Rate Risk	Statement of Operations Location
Interest Rate Swap Contract	$ (708,219)	Change in net unrealized appreciation
Total Change in Appreciation (Depreciation)	$ (708,219)	(depreciation) in value of: interest rate swap contracts

11  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

12  Arrangements with certain non-affiliated service providers: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2012, the impact of this arrangement was a reduction of expenses of $262.

In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the Private Securities. "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street Bank and Trust Company ("State Street") for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

State Street serves as the Fund's custodian and Computershare Shareowner Services LLC serves as the Fund's transfer agent, registrar, and dividend paying agent.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund's average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. Management is responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. Management has retained NBFI to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio. Management compensates NBFI for its services as sub-adviser. Management pays NBFI a monthly sub-advisory fee calculated at an annual percentage rate of 0.15% of the Fund's average daily Managed Assets.

In connection with Old NHS's May 2009 tender offer and the tender offer program, effective June 9, 2009, Management agreed to voluntarily waive a portion of the management fee it was entitled to receive from Old NHS at an annual rate of 0.05% of Old NHS's average daily Managed Assets. This waiver terminated at the time Old NHS merged with and into the Fund. In connection with the mergers, Management has agreed to voluntarily waive a portion of the management fees it is entitled to receive from the Fund at an annual rate of 0.05% of the Fund's average daily Managed Assets. Effective July 19, 2012, Management terminated the voluntary waiver for the Fund. For the year ended October 31, 2012, such waived fees amounted to $130,452.

Several individuals who are officers and/or Directors of the Fund are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management and NBFI are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals owns as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

Note C—Securities Transactions:

During the year ended October 31, 2012, there were purchases and sales of long-term securities (excluding interest rate swap contracts) of $342,568,464 and $339,429,011, respectively.

Note D—Capital:

At October 31, 2012 the common shares outstanding and the common shares of the Fund owned by Neuberger Berman Alternative Fund Management LLC ("NBAFM") and Neuberger, affiliates of Management, were as follows:

Common Shares Outstanding	Common Shares Owned by NBAFM	Common Shares Owned by Neuberger
19,540,585	18,305	5,116

Transactions in common shares for the years ended October 31, 2012 and October 31, 2011 were as follows:

	For the Year Ended October 31,
	2012	2011
Shares Issued on Reinvestment of Dividends and Distributions	70,802	96,587
Net Increase (Decrease) in Common Shares Outstanding	70,802	96,587

Note E—Tender Offer Program:

In 2009, the board of Old NHS, a predecessor to the Fund, authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period ("Old NHS Tender Offer Program"). Under the Old NHS Tender Offer Program, if the Fund's common shares traded at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would have conducted a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired.

During the initial measurement period under the Old NHS Tender Offer Program, the Fund's common shares traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Old NHS Tender Offer Program, the Fund did not conduct a tender offer.

After the reorganization, the Fund adopted a substantially similar tender offer program consisting of up to three tender offers over a two-year period ("Tender Offer Program"). The Tender Offer Program ended in July 2012. During the Fund's initial measurement period under the Tender Offer Program, the Fund's common shares traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Tender Offer Program, the Fund did not conduct a tender offer.

During the second measurement period under the Tender Offer Program, the Fund's common shares traded at an average daily premium to NAV per share and, therefore, in accordance with its Tender Offer Program, the Fund did not conduct a tender offer. During the third and final measurement period under the Tender Offer Program, the Fund's common shares traded at an average daily premium to NAV per share and, therefore, in accordance with its Tender Offer Program, the Fund did not conduct a tender offer.

In connection with the Old NHS Tender Offer Program, Management agreed to implement a voluntary waiver of 0.05% of its investment advisory fees to offset some of the expenses associated with, or possible increases in Old

NHS's expense ratio resulting from, the tender offers (see Note B for additional disclosure). This waiver terminated at the time Old NHS merged with and into the Fund. In connection with the reorganization, Management agreed to voluntarily waive a portion of its management fee at an annual rate of 0.05% of the Fund's average daily Managed Assets (see Note B for additional disclosure). The fee waiver has terminated. The Board retained the ability, consistent with its fiduciary duty, to opt out of the Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on the Fund or the Fund's shareholders.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Financial Highlights
High Yield Strategies Fund Inc.
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.
	Year Ended October 31,	Period from January 1, 2010 to October 31,	Year Ended December 31,
	2012	2011	2010^^^	2009	2008	2007^^
Common Share Net Asset Value, Beginning of Period	$ 13.00	$ 13.82	$ 12.54	$ 7.42	$ 13.23	$ 15.05
Net Investment Income¢	1.17	1.34	1.19	1.43	1.52	1.67
Net Gain or Losses on Securities (both realized and unrealized)	1.03	(0.83)	1.20	4.97	(5.74)	(1.34)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(0.05)	(0.05)	(0.03)	(0.04)	(0.27)	(0.40)
Net Realized Gains¢	—	—	—	—	—	(0.01)
Total Distributions to Preferred Shareholders	(0.05)	(0.05)	(0.03)	(0.04)	(0.27)	(0.41)
Total From Investment Operations Applicable to Common Shareholders	2.15	0.46	2.36	6.36	(4.49)	(0.08)
Less Distributions to Common Shareholders From:
Net Investment Income	(1.12)	(1.28)	(1.08)	(1.26)	(1.22)	(1.69)
Net Realized Gains	—	—	—	—	—	(0.05)
Tax Return of Capital	—	—	—	—	(0.10)	—
Total Distributions to Common Shareholders	(1.12)	(1.28)	(1.08)	(1.26)	(1.32)	(1.74)
Accretive Effect of Tender Offer	—	—	—	0.02	—	—
Common Share Net Asset Value, End of Period	$ 14.03	$ 13.00	$ 13.82	$ 12.54	$ 7.42	$ 13.23
Common Share Market Value, End of Period	$ 14.18	$ 13.55	$ 14.04	$ 11.95	$ 6.38	$ 11.82
Total Return, Common Share Net Asset Value†	$ 17.24%	$ 3.34%	$ 19.78%**	$ 92.44%	(35.32)%	(0.13)%
Total Return, Common Share

Value†	13.68%		6.03%		27.69	%**	113.27%		(37.75)%		(11.54)%

Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.81	%Ø	1.75	%Ø	2.02	%*Ø	2.65	%Ø	1.81	%Ø	1.44%
Ratio of Net Expenses	1.76	%§Ø	1.68	%§Ø	1.95	%*§Ø‡‡	2.60	%§Ø	1.80	%§Ø	1.44%§
Ratio of Net Investment Income	8.79%		9.86%		11.02	%*	14.30%		13.43%		11.33%
Portfolio Turnover Rate	94%		100%		130	%**ØØ	159%		122%		129%
Net Assets Applicable to Common Shares, End of Period (000's)	$274,136		$253,170		$267,819		$138,293		$90,907		$162,091
Perpetual Preferred Shares¢¢
Preferred Shares Outstanding, End of Period (000's)	$27,175		$27,175		$27,175		$12,300		$12,300		$90,000
Asset Coverage Per Share@	$277,268		$257,980		$271,454		$306,086		$209,943		$70,107
Liquidation Value Per Share	$25,000		$25,000		$25,000		$25,000		$25,000		$25,000
Notes Payable
Notes Payable Outstanding, End of Period (000's)	$82,600		$82,600		$82,600		$45,900		$45,900		$—
Asset Coverage Per $1,000 of Notes Payable@@	$4,649		$4,395		$4,572		$4,281		$3,250		$—
See Notes to Financial Highlights

Notes to Financial Highlights High Yield Strategies Fund Inc.
†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses.

  Had the Fund not received the class actions proceeds listed in Note A-3, the total return based on per share NAV for the year ended October 31, 2012 would have been 16.99%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

§  After waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized net expenses to average daily net assets would have been:
Year Ended October 31,		Period from January 1, 2010 to October 31,	Year Ended December 31,
2012	2011	2010	2009	2008	2007
1.76%	1.68%	1.95%	2.60%	1.80%	1.44%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (Old NHS's PPS prior to August 6, 2010 and MMP prior to November 13, 2008)) from the Fund's total assets and dividing by the number of PPS/MMP outstanding.

@@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (Old NHS's PPS prior to August 6, 2010 and MMP prior to November 13, 2008) and Notes payable (the Old NHS Notes payable prior to September 29, 2010)) from the Fund's total assets and dividing by the outstanding Notes payable balance.

††  Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to PPS (MMP prior to November 13, 2008) outstanding. Income ratios also include the effect of interest expense from the PNs.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

^^  Effective February 28, 2007, Management became the investment adviser.

¢¢  From October 22, 2003 to November 13, 2008, the Fund had 3,600 MMP outstanding; from November 14, 2008 to August 6, 2010, the Fund had 492 Old NHS PPS outstanding. Since August 6, 2010, the Fund has 1,087 PPS outstanding (see Note A-8 to Financial Statements).

Ø  Interest expense is included in expense ratios. The annualized ratio of interest expense to average net assets applicable to common shareholders was:
Year Ended October 31,		Period from January 1, 2010 to October 31,	Year Ended December 31,
2012	2011	2010	2009	2008
.69%	.61%	.63%	1.05%	.16%

*  Annualized.

**  Not Annualized.

^^^  The Fund's fiscal year end changed from December 31 to October 31.

ØØ  Portfolio turnover excludes purchases and sales by NOX (which merged with and into the Fund on August 6, 2010) prior to the merger date.

‡‡  Includes merger related expenses. If such expenses were not included, the annualized ratio of net expenses to average net assets applicable to common shareholders for the period ended October 31, 2010 would have been 1.81%.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders

Neuberger Berman High Yield Strategies Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman High Yield Strategies Fund Inc. ("Fund"), including the schedule of investments, as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman High Yield Strategies Fund Inc. at October 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 19, 2012

Distribution Reinvestment Plan
Computershare Shareowner Services LLC (the "Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all

Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or 480 Washington Boulevard, Jersey City, NJ 07317.

Directory

Investment Adviser and Administrator Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158-0180 877.461.1899 or 212.476.9000	Stock Transfer Agent and Plan Agent Computershare Shareowner Services LLC 480 Washington Boulevard Jersey City, NJ 07317
Sub-Adviser Neuberger Berman Fixed Income LLC 200 South Wacker Drive Suite 2100 Chicago, IL 60601	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006
Custodian State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Directors and Officers
The following tables set forth information concerning the directors ("Directors") and officers ("Officers") of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by Management, NBFI and Neuberger. The Fund's Statement of Additional Information includes additional information about the Directors as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
CLASS I
Independent Directors
Faith Colish (1935)	Director since 2006	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Peter P. Trapp (1944)	Director since 2006	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Director who is an "Interested Person"
Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2006 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
CLASS II
Independent Directors
George W. Morriss (1947)	Director since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Jack L. Rivkin (1940)	Director since 2006; President, 2006 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Director since 2006; Chairman of the Board since 2008; Lead Independent Director from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
CLASS III
Independent Directors
Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

Howard A. Mileaf (1937)	Director since 2006	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Candace L. Straight (1947)	Director since 2006	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Director who is an "Interested Person"
Joseph V. Amato* (1962)	Director since 2008
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2015, 2013, and 2014, respectively, and at each third annual meeting of shareholders thereafter.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Fund by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served	Principal Occupation(s)(2)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2006
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2006
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2006 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2006
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served	Principal Occupation(s)(2)
Kevin Lyons (1955)	Assistant Secretary since 2006
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2006
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2006
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2006
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Recent Market Conditions:

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions, particularly affected. It is uncertain how long these conditions will continue.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused an unexpected degree of losses for lenders. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets.

Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are continuing to erode the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may exacerbate the market's difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain interest rate and credit default swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to Fund operations and the market in which it will trade. Central clearing will also entail the use of assets of the Fund to satisfy margin calls and this may have an effect on the performance of the Fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act's margin requirements and clearing mandates, although they have issued final clearing determinations for certain interest rate and credit default swaps.

The regulators that have been charged with the responsibility for implementing these portions of the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by funds governed by the 1940 Act. The CFTC recently adopted a revision to one of its rules that will either restrict the use of derivatives by a 1940 Act fund so that, other than futures, options on futures, or swaps used for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase are "in-the-money") may not exceed 5% of a fund's net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of a fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions), or require the fund's adviser to register as a commodity pool operator. These CFTC changes will take effect at the end of this year. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Report of Votes of Shareholders

An annual meeting of shareholders of the Fund was held on July 25, 2012. Shareholders voted to elect four Class I Directors to serve until the annual meeting of shareholders in 2015, or until their successors are elected and qualified. Class II Directors (which include George W. Morriss, Tom D. Seip and Jack L. Rivkin) and Class III Directors (which include Martha C. Goss, Howard A. Mileaf, Candace L. Straight and Joseph V. Amato) continue to hold office until the annual meeting in 2013 and 2014, respectively.

To elect four Class I Directors to serve until the annual meeting of shareholders in 2015.

Common and Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Faith Colish	12,543,868	525,031	—	—
Robert Conti	12,526,668	542,231	—	—
Michael M. Knetter	12,521,182	547,717	—	—
Peter P. Trapp	12,519,975	549,924	—	—

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Fund's Board of Directors, including the Directors who are not "interested persons" of Management (including its affiliates) or the Fund ("Independent Fund Directors"), approved the continuance of the Fund's Management and Sub-Advisory Agreements ("Agreements").

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed materials furnished by Management in response to questions submitted by counsel for the Independent Fund Directors, and met with senior representatives of Management regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger Berman Fixed Income LLC ("NBFI"). The Independent Fund Directors received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board to ensure that Management and NBFI have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. One of those meetings was devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent and quality of the services provided by Management and NBFI; (2) the performance of the Fund, compared to relevant market indices and the average performance of composite peer groups of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management personnel of Management and NBFI who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding the allocation of portfolio transactions by Management. In addition, the Board noted the positive compliance history of Management and NBFI as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and a peer group of closed-end investment companies pursuing broadly similar strategies. The Board also reviewed during the period performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and NBFI and their affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board considered whether specific portfolio management or administration needs contributed to the management fee and noted that because different fund groups may include different services in their management and administration agreements, exact comparisons are difficult. The Board did note that the Fund's total expenses were lower than the peer group mean and median. In addition, the Board considered the voluntary waiver of a portion of the management fee undertaken by Management.

The Board considered whether there were other funds or separate accounts that were advised or sub-advised by Management or NBFI or their affiliates with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds. The Board compared the fees charged to the Fund at various asset levels to the fees charged to advised funds and a separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and the other funds and separate account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Fund's assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on this review, concluded that Management's level of profitability from its relationship with the Fund would not be excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

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Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor

New York, NY 10158-0180

Internal Sales & Services

877.461.1899

www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

H0768 12/12

Item 2. Code of Ethics.

The Board of Directors (“Board”) of Neuberger Berman High Yield Strategies Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-22396 (filed on January 7, 2011).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight.  Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.  After the close of business on August 6, 2010, Neuberger Berman High Yield Strategies Fund (“Old NHS”) merged with and into the Registrant. After Old NHS merged with and into the Registrant, Neuberger Berman Income Opportunity Fund Inc. (“NOX”) merged with and into the Registrant. (see Note F to the financial statements which were filed as part of Item 1, for more information regarding both transactions). The financial statement history prior to August 6, 2010 is that of Old NHS. For periods prior to August 6, 2010, the term the “Registrant” will refer to Old NHS.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $46,250 and $49,750 for the fiscal years ended 2011 and 2012, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $13,000 and $0 for the fiscal years ended 2011 and 2012, respectively.  The nature of the services provided involved agreed upon procedures relating to the Preferred Shares.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $9,500 and $10,100 for the fiscal years ended 2011 and 2012, respectively.  The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $22,500 and $10,100 for the fiscal years ended 2011 and 2012, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Its members are Martha C. Goss (Vice Chair), George W. Morriss (Chair), Tom D. Seip and Candace L. Straight.

Item 6. Schedule of Investments.

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis.  NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Ann H. Benjamin and Thomas P. O’Reilly have served as portfolio managers for the Registrant since inception.  Ann H. Benjamin is a Managing Director of NB Management, Neuberger Berman LLC and Neuberger Berman Fixed Income LLC (“NBFI”). She has been part of the Registrant’s management team since 2005. Ms. Benjamin also manages high yield portfolios for NBFI and its predecessor, an affiliate of Neuberger Berman LLC. She has managed money for NBFI since 1997.

Thomas P. O’Reilly is a Managing Director of NB Management, Neuberger Berman LLC and NBFI. He has been part of the Registrant’s management team since 2005. Mr. O’Reilly also manages high yield portfolios for Neuberger Berman Fixed Income LLC and its predecessor, an affiliate of Neuberger Berman LLC. He has managed money for NBFI since 1997.

William “Russ” Covode has served as portfolio manager for Registrant since 2011.  He is a Managing Director of NB Management, Neuberger Berman LLC and NBFI. Mr. Covode also manages high yield and blended credit portfolios for NBFI. He joined the firm in 2004.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2012.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Ann H. Benjamin
Registered Investment Companies*	7	$5,566	0	N/A
Other Pooled Investment Vehicles	11	$11,647	0	N/A
Other Accounts**	34	$7,486	1	$155
Russ Covode
Registered Investment Companies*	4	$4,129	0	N/A
Other Pooled Investment Vehicles	11	$11,647	0	N/A
Other Accounts**	29	$6,622	1	$155
Thomas P. O’Reilly
Registered Investment Companies*	7	$5,566	0	N/A
Other Pooled Investment Vehicles	11	$11,647	0	N/A
Other Accounts**	34	$7,486	1	$155

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).  The total assets of the accounts are included in the table.  Certain accounts, however, may be managed in a multi-manager structure involving portfolio managers in the day-to-day management of the accounts who are not listed above.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible.

NB Management, NBFI and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a)(3) Compensation (as of October 31, 2012)

Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees.  Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Most of the senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  Currently, on a yearly basis, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics.  Employee equity and preferred stock is subject to vesting and other terms and conditions.

Contingent Compensation Plan.  Neuberger Berman has also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants.  Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

 (a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Ann H. Benjamin	E
Russ Covode	A
Thomas P. O’Reilly*	A

*As of January 3, 2013, Thomas P. O'Reilly beneficially owned $10,001 - $50,000 of securities in the Registrant.

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = Over $1,000,000
D =$50,001-$100,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-22396 (filed on January 7, 2011).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman High Yield Strategies Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 4, 2013

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  January 4, 2013